Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Lifetime Mortgage Funding 1 PLC

C/O TMF Group

13th Floor

One Angel Court

London

EC2R 7HJ

(the “Issuer”)

The Board of Directors of

Aira Force Capital Optimization Strategies, LLC

251 Little Falls Drive

Wilmington

County of New Castle

19808

USA (the “Seller”)

Citigroup Global Markets Limited

Citigroup Centre

Canada Square, Canary Wharf

London

E14 5LB

(the “Arranger” and the “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

27 November 2024

Dear Sirs/Madams,

PROPOSED ISSUE BY LIFETIME MORTGAGE FUNDING 1 PLC OF EQUITY RELEASE MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger, the Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

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These procedures were established with the Issuer and the Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Seller provided us with a data file ‘List of pol nums portfolio ABC4F HY24 for AuP.xlsx’ (the “First Pool Run”) containing an account number for each of the 5,314 account numbers in the Loan Pool.

A random sample of 448 loans was selected from the First Pool Run using the sampling approach below (together, the “Sample”).

The Seller then provided us with the data files ‘Sample of ABC4F.xlsx’, ‘[ENCRYPTED] Sample of ABC4F_Addresses.xlsb’ and ‘[ENCRYPTED] Sample of ABC4F_DoB.xlsx’ containing information for each loan in the Sample (the “Sample Pool”) as at 28 June 2024 (the “Cut-off Date”). In addition, the Seller provided the data file ‘[ENCRYPTED] Sample of ABC4F_End_Oct_LoanBalance with daily interest calcs.xlsb’ containing the current balance extract for each loan in the Sample (the “Current Balance Sample Pool”) as at 31 October 2024 (the “Current Balance Cut-off Date”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 4 to 18 November 2024.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.15 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the Application Form, Application Summary, Offer, Loan Agreement, Completion Letter, Valuation Report, letter from the valuer, Mortgage Deed, Land Registry Print and servicing system (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed-upon procedures performed:

2.1	Borrower(s) Name

In cases where the surname of one borrower changed to the surname of a joint borrower, we were informed by the Issuer that such changes are as a result of changes in the marital status of the borrowers. For the avoidance of doubt, we did not check that any change in the surname of the borrower was due to a change in their marital status, as no evidence of changes to the marital status was available in the mortgage files.

2.1.1	For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the Sample Pool substantially agreed to that shown on the System. Substantially agreed is defined as being able to identify the name even where minor spelling errors or reversals of initials had occurred. We found that the borrower name(s) shown on the Sample Pool substantially agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.2	For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the Sample Pool substantially agreed to that shown on the Application Form, Loan Agreement, Application Summary, Offer, Completion Letter or Land Registry Print. Substantially agreed is defined as being able to identify the name even where minor spelling errors or reversals of initials had occurred. We found that the borrower name(s) substantially agreed to the Application Form, Application Summary, Offer, Loan Agreement, Completion Letter or Land Registry Print, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Property Address

2.2.1	For each loan in the Sample Pool, we confirmed whether the property address substantially agreed to that shown on the System. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.2	For each loan in the Sample Pool, we confirmed whether the property address substantially agreed to that shown on the Offer, Loan Agreement, Completion Letter, Valuation Report or Land Registry Print. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed to the Offer, Loan Agreement, Completion Letter, Valuation Report or Land Registry Print, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Loan Origination Date

For each loan in the Sample Pool, we confirmed whether the date of origination agreed to within +7 days to that shown on the System. We found that the date of origination agreed to within +7 days to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Amount Advanced

For each loan in the Sample Pool, we confirmed whether the amount advanced agreed to that shown on the Offer, Loan Agreement or Completion Letter. We found that the amount advanced agreed to the Offer, Loan Agreement or Completion Letter, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5	Number of Further Advances

For each loan in the Sample Pool, we confirmed whether the number of further advances agreed to that shown on the System. We found that the number of further advances agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Latest Valuation Amount

For each loan in the Sample Pool, we confirmed whether the latest valuation amount agreed to that shown on the Valuation Report, System or a letter from the valuer confirming the valuation amount. We found that the latest valuation amount agreed to the Valuation Report, System or a letter from the valuer confirming the valuation amount, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Latest Valuation Date

For each loan in the Sample Pool, we confirmed whether the latest valuation date agreed to that shown on the Valuation Report, System or a letter from the valuer confirming the valuation date, to within +/- 30 days. We found that the latest valuation date agreed to the Valuation Report, System or a letter from the valuer confirming the valuation date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Document Signatories

2.8.1	For each loan in the Sample Pool, we confirmed whether the Application Form or Mortgage Deed had been signed in the space designated for the borrower(s) or financial advisor. We found that the Application Form or Mortgage Deed had been signed in the space designated for the borrower(s) or financial advisor, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8.2	For each loan in the Sample Pool, we confirmed whether the Valuation Report had been signed in the space designated for the surveyor. We found that the Valuation Report had been signed in the space designated for the surveyor, except for 8 cases.

Deloitte reference	Description of exception
DT021	Valuation Report unavailable
DT234	Valuation Report unavailable
DT246	Valuation Report unavailable
DT282	Valuation Report unavailable
DT331	Valuation Report unavailable
DT332	Valuation Report unavailable
DT358	Valuation Report unavailable
DT405	Valuation Report unavailable

As a result of the procedure performed there is a 99% confidence that not more than 4% of the First Pool Run contained errors.

2.9	Interest Rate

For each loan in the Sample Pool, we confirmed whether the interest rate agreed to that shown on the System. We found that the interest rate agreed to the System, except for 1 case.

Deloitte reference	Description of exception
DT017	Sample Pool = 0.00001, System = 5.01

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.10	Equity Protection %

For each loan in the Sample Pool, we have confirmed whether the equity protection percentage agreed to that shown on the System or Offer. We found that the equity protection percentage agreed to the System or Offer, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11	Joint Borrower Deceased

For each loan in the Sample Pool with a joint borrower, we confirmed whether the deceased flag for the relevant joint borrower agreed to that shown on the System. We found that the deceased flag for the relevant joint borrower agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12	Current Balance

For each loan in the Current Balance Sample Pool, we confirmed whether the current balance agreed to that shown on the System as at the Current Balance Cut-off Date, to within +/- £1. We found that the current balance agreed to the System Current as at the Current Balance Cut-off Date, to within +/- £1, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13	Property Type

For each loan in the Sample Pool, we confirmed whether the property type agreed to that shown on the System or Valuation Report. We found that the property type agreed to the System or Valuation Report, except for 1 case.

Deloitte reference	Description of exception
DT043	Sample Pool = Detached House, System/Valuation Report = Semi-Detached House,

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.14	Primary Borrower’s Date of Birth

For each loan in the Sample Pool, we confirmed whether the primary borrower’s date of birth shown on the Sample Pool agreed to the Application Form, Application Summary or the System. We found that the primary borrower’s date of birth agreed to the Application Form, Application Summary or the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.15	Secondary Borrower’s Date of Birth

For each loan in the Sample Pool, we confirmed whether the secondary borrower’s date of birth shown on the Sample Pool agreed to the Application Form, Application Summary or the System. We found that the secondary borrower’s date of birth agreed to the Application Form, Application Summary or the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 27 November 2024, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger, the Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on 0113 292 1299.

Yours truly,

Deloitte LLP